--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Equity Income Fund
--------------------------------------------------------------------------------
                                  June 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Foreign Bond Funds

* Continuing turmoil in Asia and problems in Russia triggered a flight to the safety of major government bonds.

* Developed economies enjoyed good growth with benign inflation, while troubles in Asia contributed to a sell-off in emerging market bonds.

* Global Bond and International Bond Funds posted positive returns for the half year, but Emerging Markets Bond Fund turned in a loss.

* Our relatively long duration in stronger markets helped Global Bond and International Bond Funds versus their benchmarks, but Emerging Markets Bond Fund's exposure to Russia caused it to trail its own index.

* Continuing benign inflation should support major market bond prices; emerging market bonds look attractive outside of Asia, but it will take a while for confidence to be restored.

FELLOW SHAREHOLDERS

     The major factors affecting global bond markets during the first half were the absence of inflation and continuing pressures on the currencies, economies, and financial markets in Asia. These conditions, along with doubts about Russia's ability to finance its domestic debt, prompted a flight to the quality of government bonds in the developed markets.

MARKET ENVIRONMENT

     Prices of major government bonds continued to rise through the first half of 1998, driving yields lower. Almost all developed economies posted benign or lower inflation rates, providing a positive backdrop for bond yields. Due to the improved fiscal condition of many countries (Japan was a notable exception), lack of government issuance created a beneficial supply and demand situation. Japan's need for fiscal stimulus grew increasingly apparent as a succession of weak economic data highlighted the dire state of its economy, which in turn led to continued weakness in the yen. Emerging market debt, led by Russia, sold off sharply in the second quarter, erasing the gains of the first quarter. This dented the performance of the International and Global Bond Funds, although they still posted positive returns in the first half.

================================================================================
Developed Markets Performance
--------------------------------------------------------------------------------
                                                       In Local          In U.S.
6 Months Ended 6/30/98                                 Currency          Dollars
--------------------------------------------------------------------------------
Australia ...................................             4.67%           -0.52%
France ......................................             4.96            4.44
Germany .....................................             4.79            4.39
Italy .......................................             5.06            4.50
Japan .......................................             2.59            -3.88
Spain .......................................             4.94            4.48
United Kingdom ..............................             5.98            7.46
United States ...............................             4.26            4.26
Source: J.P. Morgan
================================================================================

     The U.S. dollar was relatively stable against European currencies during the first half of 1998, closing approximately where it started against the German mark. However, the U.S. and German currencies continued to appreciate versus the yen, reflecting the scale of problems facing Japan. Consequently, positive bond market returns outside the U.S. were not materially affected when translated into U.S. dollars, except for Japan and Australia; the International and Global Bond Funds continued to be underweighted there.

================================================================================
1999: The Year of the Euro
--------------------------------------------------------------------------------

     On the first business day of 1999, several major countries will officially inaugurate the Economic and Monetary Union (EM U) and adopt the euro as a single currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc equal to the U.S. in size and power. Since the EMU has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.

     The currencies of the original participating countries will become fixed-rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The exchange rates for their currencies versus the euro were also set in May and will officially be determined by the end of 1998.

Country                                            Currency            Euro Rate
--------------------------------------------------------------------------------
Austria ..............................             Schilling               13.91
Belgium ..............................             Franc                   40.78
Finland ..............................             Mark                     6.01
France ...............................             Franc                    6.63
Germany ..............................             Mark                     1.98
Ireland ..............................             Punt                     0.80
Italy ................................             Lira                  1958.00
Luxembourg ...........................             Franc                   40.78
Netherlands ..........................             Guilder                  2.23
Portugal .............................             Escudo                 202.70
Spain ................................             Peseta                 168.20

SOURCE: THE WALL STREET JOURNAL, MAY 4, 1998

     Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The FACE VALUE of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings in your funds will be valued in euros.

     THIS WILL NOT AFFECT THE INVESTMENT VALUE OF YOUR FUNDS IN U.S. DOLLAR TERMS, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.

     During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have moved to adopt the economic terms of the Maastricht Treaty of 1993 will be able to participate in the EMU. The primary criteria for joining are:

*    a sustainable  budget  deficit less than 3% of GDP;

*    public debt less than 60% of GDP;

*    low inflation and interest rates; and

*    no  currency  devaluations  within  two years of  application.

     Some of the original participants are not totally compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the EMU, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned.

     Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.

================================================================================
THIS SUPPLEMENTS THE PROSPECTUS DATED MAY 1, 1998.

     Economic activity was robust in the U.S. and reasonably strong in Europe during the early part of the year, before some signs of slowing emerged in the second quarter. This, combined with an absence of inflationary pressures except for the high rate of employment in the U.S. and U.K., created an ideal environment for further appreciation in the bond markets.

     In the beginning of May, we learned which European countries would become starting members of the EMU on January 1, 1999. (See page 2.) The U.K., Denmark, and Sweden chose not to seek membership at this time, and Greece did not fulfill the criteria. However, we believe that these four countries will choose to participate early in the next century.

================================================================================
Emerging Markets Performance
--------------------------------------------------------------------------------
                                            In U.S.
6 Months Ended 6/30/98                    Dollars
--------------------------------------------------------------------------------
Emerging Markets Bond Index Plus ..............................           -1.08%
Brady Indexes (by issuer): *
          Argentina ...........................................            4.06
          Brazil ..............................................           -0.85
          Mexico ..............................................            2.47
          Poland ..............................................            6.54
          Venezuela ...........................................           -5.35

* Brady bonds are restructured debt obligations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates than otherwise comparable bonds.

Source: J.P. Morgan.
================================================================================

     At the start of 1998, most experts expected key short-term rates to rise in the U.S. and what is often referred to as Core Europe (Germany, France, the Netherlands, and Belgium). These anticipated increases were predicated on fears of the inflationary impact of a tight labor market and above-trend economic growth in the U.S., plus a pickup in European economic growth. Higher rates were viewed as necessary to achieve a smooth path to an EMU convergence rate in January 1999. However, at the halfway stage in 1998, official rates in both regions were unchanged. As mentioned, low inflation was a major factor, supported by weak commodity prices and fear that the Asian crisis would ripple through to the developed economies. Indeed, inflation in Germany, France, and Italy, whose combined GDP will make up over 75% of the EMU area, averaged only 1.2% at the half year mark.

     While the central banks of the U.S. and Core Europe were content to leave monetary policy unaltered, the Bank of England was less sanguine about inflationary prospects because of its tight labor market. As a result, U.K. base rates were raised a quarter of one percent June 4. Despite this hike, long-term U.K. government bonds still appreciated, pushing yields lower. All European bond markets gained over the period, as did those in the U.S. and Canada.

     The contraction in the number of European government bond markets because of EMU has led to the expansion of Europe's nongovernment sector. Although this development has the potential to add value for investors, increased supply contrasted with reduced net issuance by governments enabled government bonds to outperform corporates. While financial developments in Japan were negative for the yen, they did not hinder bonds in local currency terms. Falling commodity prices connected to Asia's woes also resulted in weakness in Australian and New Zealand currencies, which lowered returns to U.S. investors in dollar terms.

     Emerging bond markets suffered from concerns related to Asia and Russia. Despite a positive first quarter, returns for the half year were swamped by the negative sentiment emanating largely from Russia, whose fiscal problems developed into a full-fledged crisis in confidence. Consequently, domestic interest rates soared despite proposed assistance from the International
Monetary Fund (IMF) and the prospect of additional tax reform. Asian worries were also important. The catalyst was Japan's failure to address its economic problems.

GLOBAL BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98 ............................       6 Months      12 Months
Global Bond Fund * ...............................          3.32%          5.11%
J.P. Morgan Global Government
Bond Index (unhedged) ............................          3.27           5.87

* As previously reported, we changed the fund's name from Global Government Bond Fund as of May 1, 1998, to more accurately reflect the composition of portfolio holdings.
================================================================================

     Your fund provided a six-month return of 3.32%, slightly ahead of its benchmark index. Since the majority of fund holdings were in the U.S. dollar and European currencies, performance did not suffer from negative currency translation. Our exposure to the yen was slightly more than 8% of net assets, significantly less than that of the index.

     [Edgar description: Insert Geographic Diversification pie chart showing U.S. 44%, Germany 12%, United Kingdom 10%, Italy 6%, France 6%, Greece 4%, Canada 2%, Other and Reserves 16%]

     Exposure to emerging markets was a negative contributor to performance and hampered 12-month returns versus the benchmark, while returns were enhanced by overweighting the strong European and U.S. bond markets. In addition, your fund continued its stance of extending duration in these markets, which helped boost performance when interest rates declined. (Duration is a measure of interest rate sensitivity. For example, a fund with a duration of six years can be expected to rise or fall about 6% in price in response to a one-percentage-point fall or rise in interest rates.) We increased our use of high-grade corporate and government issues in the U.S. and to a lesser extent in Europe. The prospect of 11 European countries merging into a single currency bond market has expanded the opportunity for nongovernment borrowers, and we have been adding these issues selectively to the portfolio. Nongovernment issues have had a marginal but positive impact on returns, without compromising the credit quality of the overall portfolio. Following the Greek drachma's devaluation in the first quarter and Greece's long-term commitment to join EMU early next century, we built a position in Greek government bonds, which also enhanced returns.

INTERNATIONAL BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98 ........................           6 Months      12 Months
International Bond Fund ......................              2.77%          1.98%
J.P. Morgan Non-U.S. Dollar
Government Bond Index ........................              2.66       2.27
================================================================================

     The International Bond Fund is run similarly to the Global Bond Fund except that it does not invest in U.S. securities. (The U.S. bond position in the accompanying chart reflects the fund's exposure to emerging market countries whose bonds are denominated in U.S. dollars.)

     The slightly higher yen weighting compared with the benchmark, along with the fund's smaller exposure to dollar-denominated securities, was primarily responsible for its lower return than that of the Global Bond Fund. Results slightly surpassed the benchmark in the first half but trailed it over the year for the same reasons already given.

     [edgar description: Insert Geographic Diversification pie chart showing Germany 21%, United Kingdom 14%, France 11%, United States 10%, Italy 8%, Japan 7%, Greece 5%, Other and Reserves 24%]

     As in the Global Bond Fund, your fund also extended duration in the stronger markets, which helped boost performance when interest rates declined. We increased our use of high-grade corporate, government, and agency issues somewhat in Europe. The pending union of 11 European nations in a euro-denominated bond market has created new opportunities for corporate and other nongovernment issuers, and we have been adding these bonds selectively to our holdings. Nongovernment issues had a small but positive impact on returns, without compromising the fund's overall credit quality.

EMERGING MARKETS BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                                  6 Months        12 Months
--------------------------------------------------------------------------------
Emerging Markets Bond Fund                               -2.45%            0.04%
J.P. Morgan Emerging Markets
Bond Index Plus                                          -1.08             1.39
================================================================================

     Your fund's first half was difficult. Emerging markets began the year on a positive note but ran into trouble in the second quarter, resulting in a negative return for the fund over the six months. In addition, the portfolio's exposure to the Russian market led to its poor performance versus the benchmark index. Russia suffered from fears that it could not refinance its short-term debt, although we still believe these problems will subside. The Russian situation, coupled with ongoing concerns about Asia, was enough to tarnish the entire asset class.

     [edgar description: Insert Geographic Diversification pie chart showing Russia 19%, Brazil 13%, Bulgaria 5%, Venezuela 6%, Mexico 8%, Argentina 8%, United States 8%, Other and Reserves 33%]

     Latin America outperformed Eastern Europe, largely because of Russia's negative impact on the region. However, there were isolated bright spots, such as Nigeria where the death of General Abacha prompted hopes for a transition to democracy. Nigeria's bond market was up more than 10% in the half year, and our modest overweighting and security selection there helped offset Russia's impact to some degree. We increased the portfolio's U.S. Treasury weighting, which also helped results. Looking forward, valuations in emerging market fixed income securities look attractive in our view, and we continue to believe that the Russian situation will be resolved favorably.

OUTLOOK

     Official short-term rates in the developed markets are unlikely to be changed during the next few months, with the possible exception of the U.K., which might tighten further. Economic growth could be weakened by the continuing crisis in Asia, but we believe consumer demand is likely to remain strong. Inflation should remain low, reflecting weak commodity prices, slowing economic growth, and plenty of excess capacity, particularly in Europe. Unemployment will likely ease in Europe and rise marginally in the U.K. and U.S. The U.S. economy is showing some signs of slowing, largely due to the effects of Asian troubles on the balance of trade and the reduction of inventories accumulated in early 1998. Any weakness in the U.S. economy should support the bond market.

     The Japanese economy could begin to grow once again if appropriate economic reforms are made. However, we do not believe that a sustained recovery is possible unless measures are adopted to boost domestic confidence and consumption. We remain hopeful that the recent election will lead to progress on this front.

     Emerging market bond valuations outside of Asia look attractive. However, it will require some time to rebuild confidence in the region. Progress depends, to some extent, on events unfolding in Russia and in China. We continue to believe that the longer-term solution for Russia (as well as Japan and China) does not lie in currency devaluation, but in tax reform and collection. If this is achieved, the cost of refinancing short-term debt can be reduced with help from the IMF.

     In foreign exchange markets, the yen is key. Further progress on fiscal policy should give the yen sufficient support and eliminate the need for continuing currency intervention by major governments. European currencies are likely to remain stable as we approach EMU convergence next year, while deterioration in the U.S. trade account should cap the strength of the U.S. dollar during the foreseeable future.

     Inview of our overall outlook for international economies and markets, we do not envision a major change in investment strategy at this time.

Respectfully submitted,

/s/

Peter B. Askew
Executive Vice President
July 24, 1998

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS
                                                          12/31/97      6/30/98
Global Bond Fund
--------------------------------------------------------------------------------
Price Per Share ......................................      $ 9.90       $ 9.95
Dividends Per Share
        For 6 months .................................        0.22         0.28
        For 12 months ................................        0.49         0.50
Dividend Yield *
        For 6 months .................................        5.24%        5.67%
        For 12 months ................................        5.48         5.53
Weighted Average Maturity (years) ....................        10.2         11.5
Weighted Average Effective Duration (years) ..........         6.0          6.7
Weighted Average Quality ** ..........................          AA           AA

International Bond Fund
--------------------------------------------------------------------------------
Price Per Share $ .....................................       9.58        $9.58
Dividends Per Share
        For 6 months ..................................       0.19         0.26
        For 12 months .................................       0.46         0.45
Dividend Yield *
        For 6 months ..................................       5.22%        5.60%
        For 12 months .................................       5.49         5.48
Weighted Average Maturity (years) .....................        8.7          9.9
Weighted Average Effective Duration (years) ...........        5.5          5.9
Weighted Average Quality ** ...........................         AA           AA
================================================================================
                                                        (continued on next page)

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
        12/31/97        6/30/98
Emerging Markets Bond Fund
Price Per Shar .......................................      $13.71       $12.55
Dividends Per Share
        For 6 months .................................        0.62         0.66
        For 12 months ................................        1.15         1.28
Dividend Yield *
        For 6 months .................................        8.69%       10.14%
        For 12 months ................................        8.59         9.60
Capital Gain Distributions Per Share
        Short-Term ...................................        0.10            -
        Long-Term ....................................        0.14         0.19
Weighted Average Maturity (years) ....................        15.2         14.6
Weighted Average Effective Duration (years) ..........         6.1          5.3
Weighted Average Quality ** ..........................          BB          BB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================


T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the funds return.

[Global Bond Fund SEC graph shown here]

[International Bond Fund SEC graph shown here]

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

[Emerging Markets Bond Fund]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate each year.

================================================================================
                                                               Since   Inception
Periods Ended 6/30/98        1 Year   5 Years    10 Years  Inception        Date
Global Bond Fund              5.11%     5.77%           -      6.80%    12/31/90
International Bond Fund       1.98      6.38        8.07%      8.62      9/10/86
Emerging Markets Bond Fund    0.04         -           -      21.23     12/30/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Global Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                          6 Months           Year
                                             Ended          Ended
                                           6/30/98       12/31/97        12/31/96        12/31/95        12/31/94        12/31/93
NET ASSET VALUE
Beginning of period .................   $     9.90     $    10.35      $    10.26      $     9.22      $    10.08      $     9.85
Investment activities
        Net investment income .......        0.28#           0.54*           0.56*           0.59*           0.54*           0.56*
        Net realized and
        unrealized gain (loss) ......         0.05          (0.39)           0.09            1.04           (0.84)           0.51
        Total from
        investment activities .......         0.33           0.15            0.65            1.63           (0.30)           1.07
Distributions
        Net investment income .......        (0.28)         (0.49)          (0.56)          (0.59)          (0.51)          (0.56)
        Net realized gain ...........         --            (0.11)           --              --             (0.02)          (0.28)
        Tax return of capital .......         --             --              --              --             (0.03)           --
        Total distributions .........        (0.28)         (0.60)          (0.56)          (0.59)          (0.56)          (0.84)
NET ASSET VALUE
End of period .......................   $     9.95     $     9.90      $    10.35      $    10.26      $     9.22      $    10.08
Ratios/Supplemental Data
Total return^ .......................       3.32%#           1.61%*          6.59%*         18.13%*         (3.06)%*        11.15%*
Ratio of expenses to
average net assets ..................      1.00%+#           1.20%*          1.20%*          1.20%*          1.20%*          1.20%*
Ratio of net investment
income to average
net assets ..........................      5.60%+#           5.38%*          5.48%*          6.08%*          5.57%*          5.57%*
Portfolio turnover rate .............         52.3%         153.2%          262.6%          290.7%          254.1%          134.0%
Net assets, end of period
(in thousands) ......................   $   41,041     $   44,069      $   55,869      $   28,207      $   36,516      $   48,758

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
#    Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/98.
*    Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through 12/31/97.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                 6 Months           Year
                                                    Ended          Ended
                                                  6/30/98       12/31/97      12/31/96        12/31/95      12/31/94      12/31/93
NET ASSET VALUE
Beginning of period .........................     $  9.58        $ 10.46       $ 10.46       $    9.34       $ 10.34       $  9.61
Investment activities
        Net investment income ...............        0.26           0.54          0.60            0.62          0.60          0.69
        Net realized and
        unrealized gain (loss) ..............          --          (0.87)         0.11            1.24         (0.79)         1.18
        Total from
        investment activities ...............        0.26          (0.33)         0.71            1.86         (0.19)         1.87
Distributions
        Net investment income ...............       (0.26)         (0.46)        (0.60)          (0.62)        (0.60)        (0.69)
        Net realized gain ...................          --          (0.09)        (0.11)          (0.12)        (0.21)        (0.45)
        Total distributions .................       (0.26)         (0.55)        (0.71)          (0.74)        (0.81)        (1.14)
NET ASSET VALUE
End of period ...............................     $  9.58        $  9.58       $ 10.46       $   10.46       $  9.34       $ 10.34
Ratios/Supplemental Data
Total return^ ...............................        2.77%         (3.17)%        7.13%          20.30%        (1.84)%       20.00%
Ratio of expenses to
average net assets ..........................        0.88%+         0.86%         0.87%           0.90%         0.98%         0.99%
Ratio of net investment
income to average
net assets ..................................        5.53%+         5.38%         5.86%           6.10%         6.07%         6.58%
Portfolio turnover rate .....................        41.7%         155.9%        234.0%          237.1%        345.2%        395.7%
Net assets, end of period
(in millions) ...............................     $   827        $   826       $   969       $   1,016       $   738       $   745

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                                            6 Months                  Year                               12/30/94
                                                               Ended                 Ended                                Through
                                                             6/30/98              12/31/97            12/31/96           12/31/95
NET ASSET VALUE
Beginning of period ..............................       $     13.71           $     12.97          $    10.67          $   10.00
Investment activities
        Net investment income ....................              0.65*                 1.16*               1.00*              1.03*
        Net realized and
        unrealized gain (loss) ...................             (0.96)                0.97#                2.72               1.38
        Total from investment activities .........             (0.31)                 2.13                3.72               2.41
Distributions
        Net investment income ....................             (0.66)                (1.15)              (1.01)             (1.02)
        Net realized gain ........................             (0.19)                (0.24)              (0.41)             (0.72)
        Total distributions ......................             (0.85)                (1.39)              (1.42)             (1.74)
NET ASSET VALUE
End of period ....................................       $     12.55           $     13.71          $    12.97          $   10.67
Ratios/Supplemental Data
Total returns ....................................             (2.45)%*              16.83%*             36.77%*            25.81%*
Ratio of expenses to
average net assets ...............................              1.25%+*               1.25%*              1.25%*             1.25%*
Ratio of net investment
income to average
net assets .......................................              9.99%+*               8.61%*              8.37%*            10.20%*
Portfolio turnover rate ..........................              32.5%                 87.6%              168.7%             273.5%
Net assets, end of period
(in thousands) ...................................       $   149,063           $   113,419          $   39,862          $   9,989

s    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
*    Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
#    The amount presented is calculated  pursuant to a methodology  prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Portfolio of Investments +
--------------------------------------------------------------------------------

                                                                Par       Value
                                                                    In thousands

AUSTRALIA 1.9%
Government Bonds 1.9%
Federal National Mortgage Association,
       6.375%, 8/15/07  AUD .........................         1,200         $771
Total Australia  (Cost $849) ........................           771

CANADA 2.0%
Government Bonds 2.0%
Government of Canada, 8.00%, 6/1/23 ..............       CAD       570       517
Province of Alberta, 8.00%, 3/1/00 ...............                 450       318
Total Canada  (Cost $834) ........................                           835

DENMARK 1.0%
Corporate Bonds 1.0%
Nykredit, 6.00%, 10/1/29 .........................       DKK     3,000       424
Total Denmark  (Cost $425) .......................                           424

EUROPEAN CURRENCY UNIT 0.9%
Government Bonds 0.9%
European Bank for Reconstruction and Development,
        6.00%, 5/6/99 ............................       XEU       330       367
Total European Currency Unit  (Cost $386) ........                           367

FRANCE 6.0%
Government Bonds 6.0%
Bons du Tresor Annuel, 4.50%, 7/12/02 ............       FRF     2,000       333
Caisse Nationale des Autoroutes, 5.85%, 3/24/13 ..               3,500       613
Hydro Quebec, 5.875%, 3/13/08 ....................               1,000       173
Obligation Assimilable du Tresor
        7.75%, 4/12/00 ...........................               2,000       351
        5.50%, 4/25/04 ...........................               1,000       174
        5.50%, 10/25/07 ..........................               1,200       209
        6.00%, 10/25/25 ..........................              2,000       361
Province of British Columbia, 5.875%, 7/15/09 ....               1,000       176
Province of Ontario, 5.875%, 7/21/09 .............                 400        70
Total France  (Cost $2,451) ......................                         2,460

GERMANY 12.1%
Government Bonds 9.6%
Bundesrepublic
        7.25%, 10/21/02 DEM ...............................       700     $  431
        7.50%, 11/11/04 ...................................     1,000        642
        6.875%, 5/12/05 ...................................       600        376
        6.50%, 7/4/27 .....................................       900        583
        5.625%, 1/4/28 ....................................       700        403
Bundesrepublic, Principal Only
        7/4/07 ............................................       600        217
        7/4/27 ............................................     1,500        173
Federal National Mortgage Association, 5.00%, 2/16/01 .....     1,160        654
Hydro Quebec, 5.375%, 3/19/08 .............................       400        224
Tennessee Valley Authority, 6.375%, 9/18/06 ...............       400        243
                                                                           3,946

Corporate Bonds 2.5%
Colt Telecom, 8.875%, 11/30/07 .............................       200       121
Ford Motor Credit, 5.25%, 6/16/08 ..........................       400       221
Minnesota Mining and Manufacturing, 5.00%, 10/15/01 ........       500       283
SunAmerica Institutional Funding, 5.125%, 4/15/08 ..........       750       415
                                                                           1,040
Total Germany  (Cost $5,079) ...............................               4,986

GREECE 4.0%
Government Bonds 4.0%
Hellenic Republic
        9.20%, 3/21/02 ...................           GRD       100,000       327
        8.90%, 3/21/04 ...................                     285,000       950
        8.60%, 3/26/08 ...................                     100,000       347
Total Greece  (Cost $1,547) ..............                                 1,624

HUNGARY 0.3%
Government Bonds 0.3%
Government of Hungary, 16.00%, 2/12/01 ...           HUF        25,000       115
Total Hungary  (Cost $115) ...............                                   115

ITALY 6.3%
Government Bonds 6.3%
Buoni del Tesoro Poliennali
        8.25%, 7/1/01 ..................          ITL      1,800,000      $1,117
        9.00%, 10/1/03 .................                     925,000         622
        8.75%, 7/1/06 ..................                     300,000         211
        7.25%, 11/1/26 .................                     900,000         630
Total Italy  (Cost $2,624) .............                                   2,580

JAPAN 1.1%
Government Bonds 1.1%
Asian Development Bank, 3.125%, 6/29/05 .......         JPY      25,000      200
Central Bank of Tunisia, 4.95%, 9/27/11 .......                  20,000      158
European Investment Bank, 3.00%, 9/20/06 ......                  10,000       80
Total Japan  (Cost $478) ......................                              438

NETHERLANDS 1.0%
Government Bonds 1.0%
Government of Netherlands, 7.50%, 11/15/99 ....         NLG         810      417
Total Netherlands  (Cost $440) ................                              417

PHILIPPINES 0.2%
Government Bonds 0.2%
Republic of Philippines, 12.50%, 4/25/01 ......         PHP       4,000       83
Total Philippines  (Cost $148) ................                               83

POLAND 0.6%
Government Bonds 0.6%
Republic of Poland, 14.00%, 2/12/00 ...........         PLN       1,000      266
Total Poland  (Cost $256) .....................                              266

PORTUGAL 0.9%
Government Bonds 0.9%
European Investment Bank, 5.25%, 3/23/02 ......         PTE      65,000      359
Total Portugal  (Cost $355) ...................                              359

RUSSIA 1.0%
Hybrid Instruments 0.5%
Lehman Brothers Russia Ministry of Finance,
         GKO Participation Note, Zero Coupon, 7/1/98:
         Principal repayment value linked to the
         performance of the Russian ruble ......         RUB     1,354   $   217
                                                                             217

Short-term Investments 0.5%
Government of Russia Treasury Bill, Zero Coupon
        11/18/98 ................................                  875       107
        3/24/99 .................................                1,046       107
                                                                             214
Total Russia  (Cost $491) .......................                            431

SOUTH AFRICA 1.3%
Government Bonds 1.3%
Republic of South Africa, 13.00%, 8/31/10 .......        ZAR     3,550       527
Total South Africa  (Cost $688) .................                            527

SPAIN 0.6%
Government Bonds 0.6%
Bonos del Estado, 10.00%, 2/28/05 ...............        ESP    30,000       253
Total Spain  (Cost $248) ........................                            253

SWEDEN 1.6%
Government Bonds 1.6%
Kingdom of Sweden, 5.50%, 4/12/02 ...............        SEK     5,000       648
Total Sweden  (Cost $661) .......................                            648

UNITED KINGDOM 9.6%
Government Bonds 3.4%
Federal National Mortgage Association, 6.875%, 6/7/02    GBP       250       418
United Kingdom Treasury, 8.00%, 6/7/21 ............                440       959
                                                                           1,377

Corporate Bonds 6.2%
Abbey National, 8.00%, 4/2/03 ........................      GBP    175    $  303
Annington Finance, 7.75%, 10/2/11 ....................             360       679
Guaranteed Export Finance, Zero Coupon, 9/29/00 ......             240       341
Halifax Building Society, 9.375%, 5/15/21 ............             180       396
National Power, 8.375%, 8/2/06 .......................             300       541
Swiss Bank Corporation Jersey, 8.75%, 12/18/25 .......             130       283
                                                                           2,543
Total United Kingdom  (Cost $3,586) ..................                     3,920

UNITED STATES 43.6%
Government Bonds 37.9%
Caisse D'Amort Dette Societey, 6.50%, 3/11/02 ........     USD      500      510
Central Bank of Tunisia, 7.50%, 9/19/07 ..............              250      237
City of Moscow, 9.50%, 5/31/00 .......................               50       44
Federal National Mortgage Association, 5.25%, 1/15/03             1,000      983
Federative Republic of Brazil
        10.125%, 5/15/27 .............................              150      130
        Class C, 8.00%, 4/15/14 ......................              348      256
        EI, FRN, 6.625%, 4/15/06 .....................               24       20
        IDU, FRN, 6.875%, 1/1/01 .....................               53       50
        NMB, FRN, 6.688%, 4/15/09 ....................              105       80
Instituto de Credito Oficial, 6.00%, 5/19/08 .........              400      402
Japan Highway Public, 6.75%, 9/17/07 .................              400      417
National Republic of Bulgaria
        FLIRB, STEP, 2.25%, 7/28/12 ..................              660      409
Republic of Argentina
        11.375%, 1/30/17 .............................              175      186
        FRB, 6.625%, 3/31/05 .........................               24       21
        Par, FRN, 5.75%, 3/31/23 .....................              275      205
Republic of Ivory Coast FLIRB, STEP, 2.00%, 3/29/18 ..              400      129
Republic of Korea, 8.875%, 4/15/08 ...................              425      389
Republic of Poland, PDI, STEP, 4.00%, 10/27/14 .......              100       91
Republic of Venezuela, DCB, FRN, 6.625%, 12/18/07 ....              226      184
U.S. Treasury Bonds
        7.125%, 2/15/23 ..............................            2,490    2,946
        6.375%, 8/15/27 ..............................            1,350    1,482

U.S. Treasury Notes
        6.75%, 6/30/99 ...............................     USD      445     $450
        6.00%, 8/15/00 ...............................              840      848
        7.25%, 8/15/04 ...............................            2,705    2,943
        6.50%, 8/15/05 ...............................              400      422
        6.25%, 2/15/07 ...............................              650      681
United Mexican States
        9.875%, 1/15/07 ..............................               70       73
        Par (Series W-A), 6.25%, 12/31/19
        (With attached value recovery rights) ........              500      414
Vnesheconombank
        IAN, FRN, 6.625%, 12/15/15 ...................              323      181
        Principal Loans, FRN, 6.625%, 12/15/20 .......              750      358
                                                                          15,541

Corporate Bonds 5.6%
Banco Nacional de Comercio Exterior, 7.25%, 2/2/04 .........       80         75
Consumers Energy (144a), 6.375%, 2/1/08 ....................      500        493
Norfolk Southern, 7.35%, 5/15/07 ...........................      500        536
Poland Communications (144a), 9.875%, 11/1/03 ..............      180        176
R & B Falcon, 6.75%, 4/15/05 ...............................      500        499
Union Texas Petroleum, 7.00%, 4/15/08 ......................      500        523
                                                                           2,302

Money Market Funds 0.1%
Reserve Investment Fund, 5.69%# ......................             66         66
                                                                              66
Total United States  (Cost $17,588) ..................                    17,909

Total Investments in Securities
96.0% of Net Assets (Cost $39,249) ....................                 $ 39,413

Forward Currency Exchange Contracts
In thousands
                                                             Unrealized
Counterparty    Settlement  Receive         Deliver          Gain (Loss)
____________    _______     ___________     _____________    ___________
Morgan Stanley  7/2/98      JPY    58,747   NZD       800           $ 9
Chase Manhattan 7/2/98      NZD       800   JPY    56,424             8
Morgan Stanley  7/8/98      DEM       800   GBP       276           (16)
Chase Manhattan 7/8/98      DEM     1,000   USD       567           (12)
Chase Manhattan 7/13/98     USD       250   SEK     1,974             3
Chase Manhattan 7/23/98     USD     1,437   GBP       860             2
Chase Manhattan 7/24/98     AUD       872   USD       551            (9)
Morgan Guaranty 7/24/98     CAD     1,835   AUD     1,967            26
Chase Manhattan 7/24/98     USD       500   CAD       734             0
Chase Manhattan 7/27/98     JPY   373,414   USD     2,685            26
Morgan Guaranty 9/28/98     USD       232   ZAR     1,316            18
Chase Manhattan 9/28/98     USD       307   ZAR     1,800            14
                                                            ___________

Net unrealized gain (loss) on open forward
currency exchange contracts ........................                     $   69

Other Assets Less Liabilities ......................                      1,559
NET ASSETS .........................................                   $ 41,041

+      Listed by currency denomination
#      Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.6% of net assets.
AUD    Australian dollar
CAD    Canadian dollar
DEM    German deutschemark
DKK    Danish krone
ESP    Spanish peseta
FRF    French franc
GBP    British sterling
GRD    Greek drachma
HUF    Hungarian florint
ITL    Italian lira
JPY    Japanese yen
NLG    Dutch guilder
NZD    New Zealand dollar
PHP    Philippine peso
PLN    Polish zloty
PTE    Portuguese escudo
RUB    Russian Ruble
SEK    Swedish krona
USD    U.S. dollar
XEU    European currency unit
ZAR    South African rand
DCB    Debt conversion bond
EI     Eligible interest bond
FLIRB  Front loaded interest reduction bond
FRB    Floating rate bond
FRN    Floating rate note
GKO    Russian treasury obligation
IAN    Interest arrears note
IDU    Interest due bond
NMB    New money bond
PDI    Past due interest
STEP Stepped coupon note for which the interest rate will adjust on specified future dates

The accompanying notes are an integral part of these financial statements. >>>

T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $39,249) ...............     $ 39,413
Other assets .....................................................        3,638
Total assets .....................................................       43,051
Liabilities
Total liabilities ................................................        2,010
NET ASSETS .......................................................     $ 41,041
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions ........     $   (887)
Net unrealized gain (loss) .......................................          241
Paid-in-capital applicable to 4,126,368 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ...............       41,687
NET ASSETS .......................................................     $ 41,041
NET ASSET VALUE PER SHARE ........................................     $   9.95

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Portfolio of Investments +
--------------------------------------------------------------------------------

                                                                   Par     Value
                                                                    In thousands

AUSTRALIA 2.1%
Government Bonds 2.1%
Commonwealth of Australia, 8.75%, 8/15/08 ...........      AUD   12,000   $9,252
Federal National Mortgage Association, 6.375%, 8/15/07           12,000    7,710
Total Australia  (Cost $18,029) .....................                     16,962

CANADA 3.8%
Government Bonds 3.8%
Government of Canada
        7.00%, 12/1/06  CAD .........................             9,000    6,790
        8.00%, 6/1/23 ...............................            18,300   16,589
        8.00%, 6/1/27 ...............................             4,500    4,151
Province of Ontario, 8.25%, 12/1/05 .................             5,000    3,958
Total Canada  (Cost $29,416) ........................                     31,488

DENMARK 1.3%
Corporate Bonds 1.3%
Nykredit, 6.00%, 10/1/29 ............................      DKK   76,000   10,737
Total Denmark  (Cost $10,812) .......................                     10,737

EUROPEAN CURRENCY UNIT 1.4%
Government Bonds 1.4%
Bons du Tresor Annuel, 4.50%, 7/12/02 ...............      XEU   10,177   11,207
Total European Currency Unit  (Cost $10,903) ........                     11,207

FRANCE 11.0%
Government Bonds 11.0%
Bons du Tresor Annuel
        7.75%, 4/12/00 ..............................      FRF  103,000   18,109
        4.50%, 7/12/02 ..............................            69,000   11,478
Caisse Nationale des Autoroutes, 5.85%, 3/24/13 .....            69,000   12,092
Hydro Quebec, 5.875%, 3/13/08 .......................            28,000    4,842
Obligation Assimilable du Tresor
        5.50%, 4/25/04 ..............................            47,400    8,235
        6.50%, 10/25/06 .............................            40,000    7,411
Obligation Assimilable du Tresor
        5.50%, 10/25/07 FRF .........................            97,000 $ 16,876
        6.00%, 10/25/25 .............................            40,000    7,220
Province of British Columbia, 5.875%, 7/15/09 .......            19,500    3,430
Province of Ontario, 5.875%, 7/21/09 ................             7,900    1,387
Total France  (Cost $90,597) ........................                     91,080

GERMANY 20.9%
Government Bonds 15.0%
Bundesrepublic
        7.25%, 10/21/02 .............................      DEM   12,550    7,735
        7.50%, 11/11/04 .............................            14,000    8,985
        6.875%, 5/12/05 .............................            23,900   14,964
        6.50%, 7/4/27 ...............................            24,400   15,802
        5.625%, 1/4/28 ..............................            20,000   11,520
Bundesrepublic, Principal Only
        7/4/07 ......................................            51,000   18,427
        7/4/27 ......................................            53,800    6,193
Federal National Mortgage Association, 5.00%, 2/16/01            22,000   12,410
Hydro Quebec, 5.375%, 3/19/08 .......................             8,000    4,486
Instituto de Credito Oficial, 5.00%, 12/18/08 .......             8,250    4,581
Inter-American Development Bank, 7.00%, 6/8/05 ......            18,300   11,449
Tennessee Valley Authority, 6.375%, 9/18/06 .........            11,600    7,050
                                                                         123,602

Corporate Bonds 5.9%
Bank Nederlandse Gemeenten
        6.25%, 8/10/00 ..............................             6,000    3,457
        5.25%, 10/1/01 ..............................            14,300    8,140
Colt Telecom, 8.875%, 11/30/07 ......................             3,700    2,231
Ford Motor Credit, 5.25%, 6/16/08 ...................             7,900    4,364
KFW International Finance, 6.75%, 6/20/05 ...........            28,000   17,328
Minnesota Mining and Manufacturing, 5.00%, 10/15/01 .             8,350    4,718
SunAmerica Institutional Funding, 5.125%, 4/15/08 ...            15,800    8,750
                                                                          48,988
Total Germany  (Cost $175,894) ......................                    172,590

GREECE 4.5%
Government Bonds 4.5%
Hellenic Republic
        9.20%, 3/21/02 .........................       GRD    2,500,000   $8,172
        8.90%, 3/21/04 .........................              6,750,000   22,499
        8.60%, 3/26/08 .........................              2,000,000    6,939
Total Greece  (Cost $35,833) ...................                          37,610

HUNGARY 0.2%
Government Bonds 0.2%
Government of Hungary, 16.00%, 2/12/01 ..............      HUF  430,000    1,973
Total Hungary  (Cost $1,985) ........................                      1,973

ITALY 8.0%
Government Bonds 8.0%
Buoni del Tesoro Poliennali
        9.50%, 2/1/01 ..............             ITL      40,000,000      25,216
        8.25%, 7/1/01 ..............                      15,000,000       9,312
        9.00%, 10/1/03 .............                      12,130,000       8,157
        8.75%, 7/1/06 ..............                      15,600,000      10,966
        7.25%, 11/1/26 .............                      18,000,000      12,594
Total Italy  (Cost $67,635) ........                                      66,245

JAPAN 7.4%
Government Bonds 7.2%
Asian Development Bank, 3.125%, 6/29/05 .......      JPY   1,215,000       9,705
Central Bank Of Tunisia, 4.95%, 9/27/11 .......              400,000       3,164
European Investment Bank, 3.00%, 9/20/06 ......              250,000       2,013
Export Import Bank, 4.375%, 10/1/03 ...........            2,500,000      20,908
International Bank for Reconstruction
        and Development, 4.75%, 12/20/04 ......            2,100,000      18,376
Republic of Austria, 4.50%, 9/28/05 ...........              600,000       5,237
                                                                          59,403

Corporate Bonds 0.2%
Korea Industrial Leasing, 2.20%, 8/7/02 .......      JPY     330,000     $ 1,987
                                                                           1,987
Total Japan  (Cost $72,020) ...................                           61,390

NETHERLANDS 1.0%
Government Bonds 1.0%
Government of Netherlands, 9.00%, 1/15/01 .....      NLG      15,000       8,217
Total Netherlands  (Cost $9,949) ..............                            8,217

PHILIPPINES 0.2%
Government Bonds 0.2%
Republic of Philippines, 12.50%, 4/25/01 ......      PHP      84,000       1,748
Total Philippines  (Cost $3,116) ..............                            1,748

POLAND 0.5%
Government Bonds 0.5%
Republic of Poland, 14.00%, 2/12/00 ...........      PLN      14,000       3,720
Total Poland  (Cost $3,597) ...................                            3,720

PORTUGAL 0.5%
Government Bonds 0.5%
European Investment Bank, 5.25%, 3/23/02 ......      PTE     700,000       3,863
Total Portugal  (Cost $3,827) .................                            3,863

RUSSIA 1.2%
Hybrid Instruments 0.6%
Lehman Brothers Russia Ministry of Finance,
        GKO Participation Note, Zero Coupon, 7/1/98:
        Principal repayment value linked to the
        performance of the Russian ruble .......      RUB     29,777       4,780
                                                                           4,780

Short-term Investments 0.6%
Government of Russia Treasury Bill, Zero Coupon
        11/18/98 .......................................      25,106       2,553
Government of Russia Treasury Bill, Zero Coupon
        3/24/99 ........................................      21,250      $2,599
                                                                           5,152
Total Russia  (Cost $11,351) ...........................       9,932

SOUTH AFRICA 1.5%
Government Bonds 1.5%
Republic of South Africa, 13.00%, 8/31/10 .....        ZAR     85,000     12,617
Total South Africa  (Cost $16,464) ............                           12,617

SPAIN 3.4%
Government Bonds 3.4%
Bonos del Estado
        10.90%, 8/30/03 ................          ESP      2,746,000      22,962
        10.00%, 2/28/05 ................                     586,000       4,938
Total Spain  (Cost $29,043) ............                                  27,900

SWEDEN 1.5%
Government Bonds 1.5%
Kingdom of Sweden, 5.50%, 4/12/02 ..........         SEK      95,000      12,313
Total Sweden  (Cost $12,549) ...............                              12,313

UNITED KINGDOM 14.2%
Government Bonds 4.7%
Federal National Mortgage Association, 6.875%, 6/7/02      GBP    6,400   10,706
Republic of Austria, 9.00%, 7/22/04 ..................            4,000    7,459
United Kingdom Treasury, 8.00%, 6/7/21 ...............            9,370   20,422
                                                                          38,587

Corporate Bonds 9.5%
Alliance & Leicester Building Society, 8.75%, 12/7/06 ....      8,500     15,763
Annington Finance, 7.75%, 10/2/11 ........................      2,500      4,716
Bank of Scotland, Perpetual Debenture,
         FRN, 8.375% .....................................      2,700      4,812
Guaranteed Export Finance, 10.625%, 9/15/01 ..............     10,000     18,270
Halifax Building Society
        8.75%, 7/10/06 ...................................      4,000      7,471
        9.375%, 5/15/21 ..................................      4,900     10,767
National Power, 8.375%, 8/2/06  GBP ......................      5,000    $ 9,022
Swiss Bank Corporation Jersey, 8.75%, 12/18/25 ...........      3,700      8,046
                                                                          78,867
Total United Kingdom  (Cost $104,311) ....................               117,454

UNITED STATES 10.0%
Government Bonds 7.4%
City of Moscow, 9.50%, 5/31/00 .......................      USD     650      566
Federative Republic of Brazil
        Class C, 8.00%, 4/15/14 ......................             8,644   6,369
        EI, FRN, 6.625%, 4/15/06 .....................               364     299
        IDU, FRN, 6.875%, 1/1/01 .....................             2,852   2,710
        NMB, FRN, 6.688%, 4/15/09 ....................             1,710   1,304
National Republic of Bulgaria
        FLIRB, STEP, 2.25%, 7/28/12 ..................             6,630   4,110
        IAB, FRN, 6.563%, 7/28/11 ....................             5,675   4,065
Republic of Argentina
        11.375%, 1/30/17 .............................             1,500   1,596
        FRB, 6.625%, 3/31/05 .........................             2,518   2,223
        Par, FRN, 5.75%, 3/31/23 .....................             3,250   2,419

Republic of Ivory Coast
        FLIRB, STEP, 2.00%, 3/29/18 ..................             4,857   1,566
        PDI, STEP, 2.00%, 3/29/18 ....................               964     357
Republic of Korea, 8.875%, 4/15/08 ...................             4,650   4,258
Republic of Poland, PDI, STEP, 4.00%, 10/27/14 .......             1,500   1,357
Republic of Venezuela, DCB, FRN, 6.625%, 12/18/07 ....             7,690   6,268
Russia Ministry of Finance, 10.00%, 6/26/07 ..........               495     379
United Mexican States
        9.875%, 1/15/07 ..............................               850     885
        11.375%, 9/15/16 .............................             6,650   7,407
        Par (Series A), 6.25%, 12/31/19 ..............               750     621
        Par (Series W-A), 6.25%, 12/31/19
        (With attached value recovery rights) ........             2,750   2,277
Vnesheconombank
        IAN, FRN, 6.625%, 12/15/15 ...................             8,540   4,782
        Principal Loans, FRN, 6.625%, 12/15/20 .......            10,700   5,116
                                                                          60,934

Corporate Bonds 0.7%
Banco Nacional de Comercio Exterior, 7.25%, 2/2/04 ...    USD        800   $ 749
Poland Communications (144a), 9.875%, 11/1/03 ........             3,930   3,832
Samsung Electronics (144a), 9.75%, 5/1/03 ............             1,500   1,384
                                                                           5,965

Money Market Funds 1.9%
Reserve Investment Fund, 5.69%# ......................            15,827  15,827
                                                                          15,827
Total United States  (Cost $86,226) ..................                    82,726

Total Investments in Securities
94.6% of Net Assets (Cost $793,557) ..................                 $ 781,772

Forward Currency Exchange Contracts
In thousands
                                                                      Unrealized
Counterparty        Settlement   Receive            Deliver          Gain (Loss)
_______________     __________   ________________   _______________  ___________
Morgan Stanley      7/2/98       JPY    1,064,793   NZD      14,500  $      159
Chase Manhattan     7/2/98       NZD       14,500   JPY   1,022,685         146
Morgan Stanley      7/8/98       CAD       10,183   DEM      12,500         (13)
Citibank            7/8/98       DEM        6,000   GBP       2,064        (116)
Morgan Stanley      7/8/98       DEM       39,787   GBP      13,632        (679)
Chase Manhattan     7/8/98       GBP        3,500   DEM      10,085         246
Chase Manhattan     7/9/98       DEM       12,762   AUD      11,983        (359)
Morgan Stanley      7/23/98      CAD        5,306   GBP       2,166          (4)
Chase Manhattan     7/23/98      USD        4,570   CAD       6,718           2
Chase Manhattan     7/23/98      USD       10,732   GBP       6,442         (10)
Morgan Guaranty     7/24/98      CAD       12,452   AUD      13,353         175
Morgan Stanley      7/27/98      JPY    1,619,367   GBP       6,980         121
Chase Manhattan     7/27/98      JPY    6,814,078   USD      49,005         476
Morgan Stanley      9/28/98      CAD       11,036   ZAR      42,500         611
Morgan Guaranty     9/28/98      USD        4,639   ZAR      26,313         366
                                                                     __________

Net unrealized gain (loss) on open forward
currency exchange contracts ...........................                    1,121
Other Assets Less Liabilities .........................                 $ 43,847
NET ASSETS ............................................                $ 826,740

+      Listed by currency denomination
#      Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.7% of net assets.
AUD    Australian dollar
CAD    Canadian dollar
DEM    German deutschemark
DKK    Danish krone
ESP    Spanish peseta
FRF    French franc
GBP    British sterling
GRD    Greek drachma
HUF    Hungarian florint
ITL    Italian lira
JPY    Japanese yen
NLG    Dutch guilder
NZD    New Zealand dollar
PHP    Philippine peso
PLN    Polish zloty
PTE    Portuguese escudo
RUB    Russian ruble
SEK    Swedish krona
USD    U.S. dollar
XEU    European currency unit
ZAR    South African rand
DCB    Debt conversion bond
EI     Eligible interest bond
FLIRB  Front loaded interest reduction bond
FRB    Floating rate bond
FRN    Floating rate note
GKO    Russian treasury obligation
IAB    Interest arrears bond
IAN    Interest arrears note
IDU    Interest due bond
NMB    New money bond
PDI    Past due interest
STEP Stepped coupon note for which the interest rate will adjust on specified future dates

The accompanying notes are an integral part of these financial statements. >>>

T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $793,557) .............     $ 781,772
Securities lending collateral pool ..............................        62,046
Other assets ....................................................        48,917
Total assets ....................................................       892,735
Liabilities
Securities lending collateral ...................................        62,046
Other liabilities ...............................................         3,949
Total liabilities ...............................................        65,995
NET ASSETS ......................................................     $ 826,740
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions .......     $ (31,452)
Net unrealized gain (loss) ......................................       (10,653)
Paid-in-capital applicable to 86,285,251 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ..............       868,845
NET ASSETS ......................................................     $ 826,740
NET ASSET VALUE PER SHARE .......................................     $    9.58

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Net Assets +
--------------------------------------------------------------------------------

                                                                   Par     Value
                                                                    In thousands

ARGENTINA 7.8%
Government Bonds 6.7%
Republic of Argentina
        FRB, 6.625%, 3/31/05 ................         USD      1,924      $1,699
        Par, FRN, 5.75%, 3/31/23 ............                 11,100      8,263
                                                                           9,962

Corporate Bonds 1.1%
CEI Citicorp, 11.25%, 2/14/07 .........................      ARS   1,000     840
CIA International Telecommunications, 10.375%, 8/1/04 .            1,000     830
                                                                           1,670
Total Argentina  (Cost $11,589) .......................                   11,632

BRAZIL 12.5%
Government Bonds 12.5%
Federative Republic of Brazil
        10.125%, 5/15/27 ....................         USD       2,495      2,155
        Class C, 8.00%, 4/15/14 .............                  13,691     10,088
        DCB, FRN, 6.688%, 4/15/12 ...........                   1,160        808
        EI, FRN, 6.625%, 4/15/06 ............                     776        639
        IDU, FRN, 6.875%, 1/1/01 ............                     945        897
        NMB, FRN, 6.688%, 4/15/09 ...........                     550        419
        Par, FRN, 5.50%, 4/15/24 ............                   5,100      3,599
Total Brazil  (Cost $20,454) ................                             18,605

BULGARIA 4.9%
Government Bonds 4.9%
National Republic of Bulgaria
        Discount (Series A), FRN, 6.563%, 7/28/24 ........        500        384
        FLIRB, STEP, 2.25%, 7/28/12 ......................      8,020      4,972
        IAB, FRN, 6.563%, 7/28/11 ........................      2,800      2,006
Total Bulgaria  (Cost $7,549) ............................                 7,362

ECUADOR 4.9%
Government Bonds 4.9%
Republic of Ecuador
        Discount, FRN, 6.625%, 2/28/25 .......                  4,250      2,959
Republic of Ecuador
        Par, STEP, 3.50%, 2/28/25 ............        USD       5,975     $3,223
        PDI, FRN, 6.625%, 2/27/15 ............                  1,864      1,073
Total Ecuador  (Cost $7,256) .................                             7,255

GABON 1.8%
Government Bonds 1.8%
Republic of Gabon, Loan Participation, FRN
         6.688%, 1/4/04 ................................       3,296       2,621
Total Gabon  (Cost $2,858) .............................                   2,621

GHANA 0.5%
Convertible Bonds 0.5%
Ashanti Capital, 5.50%, 3/15/03 ....................          1,000          785
Total Ghana  (Cost $845) ...........................                         785

INDONESIA 1.1%
Corporate Bonds 0.6%
Indah Kiat, 11.875%, 6/15/02  ......................          1,000          820
                                                                             820

Convertible Bonds 0.5%
APP Finance (VII) Mauritius (144a), 3.50%, 4/30/03 ..         1,000          800
                                                                             800
Total Indonesia  (Cost $1,611) .....................                       1,620

IVORY COAST 4.1%
Government Bonds 4.1%
Republic of Ivory Coast
        FLIRB, STEP, 2.00%, 3/29/18 ............      FRF      18,595        927
        FLIRB, STEP, 2.00%, 3/29/18 ............      USD      12,944      4,174
        PDI, STEP, 1.90%, 3/29/18 ..............      FRF       2,365        137
        PDI, STEP, 2.00%, 3/29/18 ..............      USD       2,367        876
Total Ivory Coast  (Cost $7,149) ...............                           6,114

JAMAICA 1.4%
Government Bonds 1.4%
Government of Jamaica, 10.875%, 6/10/05 USD ...........       2,000       $2,018
Total Jamaica  (Cost $1,999) ..........................                    2,018

JORDAN 1.1%
Government Bonds 1.1%
Kingdom of Jordan, FRN, 6.563%, 12/23/23 .............        2,000        1,618
Total Jordan  (Cost $1,591) ..........................                     1,618

KAZAKHSTAN 0.1%
Government Bonds 0.1%
Republic of Kazakhstan, 8.375%, 10/2/02 ................         250         226
Total Kazakhstan  (Cost $249) ..........................                     226

MEXICO 7.5%
Government Bonds 5.8%
United Mexican States
        11.375%, 9/15/16 ...............................       2,400       2,673
        11.50%, 5/15/26 ................................       2,850       3,238
        Par (Series B), 6.25%, 12/31/19 ................       1,500       1,242
        Par (Series W-A), 6.25%, 12/31/19
        (With attached value recovery rights) ..........         350         290
        Par (Series W-B), 6.25%, 12/31/19
        (With attached value recovery rights) ..........       1,525       1,263
                                                                           8,706

Corporate Bonds 1.7%
Grupo Minero Mexico, 8.25%, 4/1/08 ................          2,000         1,925
Grupo Televisa, STEP, 0.00%, 5/15/08 ..............            750           613
                                                                           2,538
Total Mexico  (Cost $11,531) ......................                       11,244

MOROCCO 2.3%
Government Bonds 2.3%
Kingdom of Morocco Restructured Loan (Tranche A),
        FRN, 6.563%, 1/1/09 ..............................      4,000      3,422
Total Morocco  (Cost $3,540) .............................                 3,422

NIGERIA 3.6%
Government Bonds 3.6%
Central Bank of Nigeria
        Par (Series WW), STEP, 6.25%, 11/15/20
        (With attached value recovery warrants) USD .......     5,750     $4,147
        Promissory Notes, 3.586%, 1/5/10 ..................     2,500      1,230
Total Nigeria  (Cost $5,334) ..............................                5,377

PANAMA 1.3%
Government Bonds 1.3%
Republic of Panama
        8.875%, 9/30/27 ............................          1,000          940
        IRB, STEP, 3.75%, 7/17/14 ..................          1,250          931
Total Panama  (Cost $1,982) ........................                       1,871

PERU 1.3%
Government Bonds 1.3%
Republic of Peru
        IRB (US Series), STEP, 3.25%, 3/7/17 .............      2,500      1,393
        IRB (20 yr. Series), STEP, 3.25%, 3/7/17 .........        900        502
Total Peru  (Cost $2,079) ................................                 1,895

PHILIPPINES 1.5%
Government Bonds 1.5%
Republic of Philippines
        12.50%, 4/25/01 PHP ........................               4,000      83
        FLIRB (Series B), STEP, 6.00%, 6/1/08 ......       USD       500     440
        Par (Series B), 6.50%, 12/1/17 .............               2,000   1,775
Total Philippines  (Cost $2,343) ...................                       2,298

POLAND 1.7%
Government Bonds 0.7%
Republic of Poland
        14.00%, 2/12/00 PLN ..................                 2,000         531
        Par, STEP, 3.00%, 10/27/24 ...........         USD       750         498
                                                                           1,029

Corporate Bonds 1.0%
Poland Communications (144a), 9.875%, 11/1/03 ......      USD    1,500    $1,463
                                                                           1,463
Total Poland  (Cost $2,472) ........................                       2,492

RUSSIA 18.8%
Government Bonds 14.1%
City of Moscow, 9.50%, 5/31/00 .........................         700         609
Russia Ministry of Finance
        11.75%, 6/10/03 ................................       1,000         888
        10.00%, 6/26/07 ................................       2,300       1,759
        Series IV, 3.00%, 5/14/03 ......................       2,000       1,160
Vnesheconombank
        IAN, FRN, 6.625%, 12/15/15 .....................      11,048       6,187
        Principal Loans, FRN, 6.625%, 12/15/20 .........      21,850      10,447
                                                                          21,050

Corporate Bonds 0.4%
Rossiyskiy Kredit Bank, 10.25%, 9/29/00 ................       1,000         590
                                                                             590

Convertible Bonds 0.6%
Lukinter Finance, 3.50%, 5/6/02 ........................       1,000         900
        900

Hybrid Instruments 0.3%
Lehman Brothers Russia Ministry of Finance,
        GKO Participation Note, Zero Coupon, 7/1/98:
        Principal repayment value linked to the
        performance of the Russian ruble ...............   RUB     2,707     434
                                                                             434

Short-term Investments 3.4%
Government of Russia Treasury Bill, Zero Coupon
        11/11/98 ........................................       8,197      1,065
        11/18/98 ........................................      23,800      2,911
        3/24/99 .........................................      10,671      1,085
                                                                           5,061
Total Russia  (Cost $34,250) ............................      28,035

SOUTH AFRICA 1.3%
Government Bonds 1.3%
Republic of South Africa, 13.00%, 8/31/10 ......       ZAR     13,500     $2,004
Total South Africa  (Cost $2,613) ..............                           2,004

SOUTH KOREA 3.8%
Government Bonds 2.0%
Republic of Korea, 8.875%, 4/15/08 ..............      USD     3,225       2,953
        2,953

Corporate Bonds 1.8%
Pohang Iron & Steel, 7.125%, 11/1/06 ...................       2,000       1,540
Samsung Electronics (144a), 9.75%, 5/1/03 ..............       1,250       1,153
                                                                           2,693
Total South Korea  (Cost $6,155) .......................                   5,646

THAILAND 0.6%
Corporate Bonds 0.6%
NSM Steel, Units (144a) (Each unit consists of $1,000 par,
        12.25%, 2/1/08, and 1 warrant, 3/12/99) ................       1     865
Total Thailand (Cost $946) .....................................             865

TURKEY 1.3%
Short-term Investments 1.3%
Republic of Turkey Treasury Bill, Zero Coupon
        9/2/98  TRL ..................................     400,000,000     1,346
        9/16/98 ......................................     200,000,000       645
Total Turkey  (Cost $2,376) ..........................                     1,991

VENEZUELA 5.8%
Government Bonds 5.8%
Republic of Venezuela
        9.25%, 9/15/27  USD ...............................     2,300      1,777
        DCB, FRN, 6.625%, 12/18/07 ........................     6,107      4,977
        Par (Series W-A), 6.75%, 3/31/20
        (With attached oil obligation warrants) ...........     1,250      1,004
Republic of Venezuela
        Par (Series W-B), 6.75%, 3/31/20
        (With attached oil obligation warrants) USD .......       750     $  603
        Par (Series X-A), 6.75%, 3/31/20 ..................       450        362
Total Venezuela  (Cost $9,726) ............................                8,723

UNITED STATES 8.3%
Government Bonds 1.0%
U.S. Treasury Bonds, Principal Only, 8/15/26 ..............     7,000      1,439
                                                                           1,439

Money Market Funds 7.3%
Reserve Investment Fund, 5.69%# ..................         10,898         10,898
                                                                          10,898
Total United States  (Cost $12,170) ..............                        12,337

Total Investments in Securities
99.3% of Net Assets (Cost $160,667) ...............                    $ 148,056

Forward Currency Exchange Contracts
In thousands
                                        Unrealized
Counterparty       Settlement   Receive           Deliver           Gain (Loss)
_______________    __________   ______________    ______________    ___________
Chase Manhattan    7/8/98       USD      1,395    DEM      2,460    $       31
Chase Manhattan    7/8/98       USD      1,268    FRF      7,500            27
Morgan Guaranty    9/28/98      USD        696    ZAR      3,947            55
Chase Manhattan    9/28/98      USD      1,192    ZAR      7,002            55
Morgan Stanley     2/24/99      KRW    910,250    USD        500            91
Morgan Stanley     2/24/99      USD        552    KRW    910,250           (39)
                                                                      _________

Net unrealized gain (loss) on open forward
currency exchange contracts ................................                 220

Other Assets Less Liabilities ..............................                 787

NET ASSETS .................................................          $  149,063

Net Assets Consist of:
Accumulated net investment income - net of distributions ...         $       180
Accumulated net realized gain/loss - net of distributions...               3,046
Net unrealized gain (loss) .................................            (12,469)
Paid-in-capital applicable to 11,877,003 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized ..............................             158,306

NET ASSETS .................................................         $   149,063

NET ASSET VALUE PER SHARE ..................................         $     12.55

+      Listed by country of issuance
#      Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 2.9% of net assets.
ARS    Argentinean peso
DEM    German deutschemark
FRF    French franc
KRW    South Korean won
PHP    Philippine peso
PLN    Polish zloty
RUB    Russian ruble
TRL    Turkish lira
USD    U.S. dollar

ZAR    South African rand
DCB    Debt conversion bond
EI     Eligible interest bond
FLIRB  Front loaded interest reduction bond
FRB    Floating rate bond
FRN    Floating rate note
GKO    Russian treasury obligation
IAB    Interest arrears bond
IAN    Interest arrears note
IDU    Interest due bond
IRB    Interest reduction bond
NMB    New money bond
PDI    Past due interest
STEP Stepped coupon note for which the interest rate will adjust on specified future dates

The accompanying notes are an integral part of these financial statements. >>>

T. Rowe Price Foreign Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Operations
------------------------------------------------------------------------------------------------------------------------------------
In thousands                                                                                                               Emerging
                                                                                   Global        International              Markets
                                                                                Bond Fund            Bond Fund            Bond Fund

                                                                                            Six Months Ended June 30, 1998
Investment Income
Interest Income ......................................................            $ 1,392             $ 26,354             $  7,223
Expenses
        Custody and accounting .......................................                 66                  191                   78
        Shareholder servicing ........................................                 60                  606                  187
        Investment management ........................................                 53                2,760                  466
        Registration .................................................                 15                   18                   29
        Legal and audit ..............................................                  7                    9                   11
        Prospectus and shareholder reports ...........................                  5                   40                   14
        Directors ....................................................                  3                    3                    3
        Miscellaneous ................................................                  2                    4                   16
        Total expenses ...............................................                211                3,631                  804
Net investment income ................................................              1,181               22,723                6,419
Realized and Unrealized Gain(Loss)
Net realized gain (loss)
        Securities ...................................................               (173)              (9,958)               2,584
        Foreign currency transactions ................................                (36)              (2,026)                  66
        Net realized gain (loss) .....................................               (209)             (11,984)               2,650
Change in net unrealized gain or loss
        Securities ...................................................                445               10,870              (14,252)
        Other assets and liabilities
        denominated in foreign currencies ............................                (16)               1,174                  184
        Change in net unrealized gain or loss ........................                429               12,044              (14,068)
Net realized and unrealized gain (loss) ..............................                220                   60              (11,418)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ...............................................            $ 1,401             $ 22,783             $ (4,999)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                    6 Months                   Year
                                                                                                       Ended                  Ended
                                                                                                     6/30/98               12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................................................              $  1,181               $  2,644
        Net realized gain (loss) .....................................................                  (209)                (1,569)
        Change in net unrealized gain or loss ........................................                   429                   (423)
        Increase (decrease) in net assets from operations ............................                 1,401                    652
Distributions to shareholders
        Net investment income ........................................................                (1,181)                (2,419)
        Net realized gain ............................................................                  --                     (579)
        Decrease in net assets from distributions ....................................                (1,181)                (2,998)
Capital share transactions *
        Shares sold ..................................................................                 3,001                  8,703
        Distributions reinvested .....................................................                   909                  2,408
        Shares redeemed ..............................................................                (7,158)               (20,565)
        Increase (decrease) in net assets from capital
        share transactions ...........................................................                (3,248)                (9,454)
Net Assets
Increase (decrease) during period ....................................................                (3,028)               (11,800)
Beginning of period ..................................................................                44,069                 55,869
End of period ........................................................................              $ 41,041               $ 44,069
*Share information
        Shares sold ..................................................................                   300                    875
        Distributions reinvested .....................................................                    91                    243
        Shares redeemed ..............................................................                  (717)                (2,065)
        Increase (decrease) in shares outstanding ....................................                  (326)                  (947)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                    6 Months                   Year
                                                                                                       Ended                  Ended
                                                                                                     6/30/98               12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................................................             $  22,723              $  48,110
        Net realized gain (loss) .....................................................               (11,984)               (45,274)
        Change in net unrealized gain or loss ........................................                12,044                (32,816)
        Increase (decrease) in net assets from operations ............................                22,783                (29,980)
Distributions to shareholders
        Net investment income ........................................................               (22,723)               (41,706)
        Net realized gain ............................................................                  --                   (7,944)
        Decrease in net assets from distributions ....................................               (22,723)               (49,650)
Capital share transactions *
        Shares sold ..................................................................               115,275                299,191
        Distributions reinvested .....................................................                19,572                 42,881
        Shares redeemed ..............................................................              (133,998)              (406,065)
        Increase (decrease) in net assets from capital
        share transactions ...........................................................                   849                (63,993)
Net Assets
Increase (decrease) during period ....................................................                   909               (143,623)
Beginning of period ..................................................................               825,831                969,454
End of period ........................................................................             $ 826,740              $ 825,831
*Share information
        Shares sold ..................................................................                11,927                 30,500
        Distributions reinvested .....................................................                 2,026                  4,385
        Shares redeemed ..............................................................               (13,838)               (41,420)
        Increase (decrease) in shares outstanding ....................................                   115                 (6,535)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Markets Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                    6 Months                   Year
                                                                                                       Ended                  Ended
                                                                                                     6/30/98               12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................................................             $   6,419              $   6,532
        Net realized gain (loss) .....................................................                 2,650                  3,674
        Change in net unrealized gain or loss ........................................               (14,068)                (2,558)
        Increase (decrease) in net assets from operations ............................                (4,999)                 7,648
Distributions to shareholders
        Net investment income ........................................................                (6,419)                (6,379)
        Net realized gain ............................................................                (1,606)                (1,937)
        Decrease in net assets from distributions ....................................                (8,025)                (8,316)
Capital share transactions *
        Shares sold ..................................................................                68,935                133,428
        Distributions reinvested .....................................................                 7,161                  7,223
        Shares redeemed ..............................................................               (27,428)               (66,426)
        Increase (decrease) in net assets from capital
        share transactions ...........................................................                48,668                 74,225
Net Assets
Increase (decrease) during period ....................................................                35,644                 73,557
Beginning of period ..................................................................               113,419                 39,862
End of period ........................................................................             $ 149,063              $ 113,419
*Share information
        Shares sold ..................................................................                 5,095                  9,516
        Distributions reinvested .....................................................                   539                    522
        Shares redeemed ..............................................................                (2,031)                (4,837)
        Increase (decrease) in shares outstanding ....................................                 3,603                  5,201

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Foreign Bond Funds
================================================================================
Unaudited                                                          June 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Bond Fund (the Global
Fund), the International Bond Fund (the International Fund), and the Emerging Markets Bond Fund (the Emerging Markets Fund), nondiversified, open-end management investment companies, are three of the portfolios established by the corporation and commenced operations on December 31, 1990, September 10, 1986, and December 30, 1994, respectively. Prior to May 1, 1998, the name of the Global Fund was the T. Rowe Price Global Government Bond Fund.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

       Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

       PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Unrealized gains and losses on forward currency exchange contracts are included, in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

       Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

       EMERGING MARKETS At June 30, 1998, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

       NONINVESTMENT-GRADE DEBT SECURITIES At June 30, 1998, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

       FORWARD CURRENCY EXCHANGE CONTRACTS At June 30, 1998, each fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

       SECURITIES LENDING The Global Fund and the International Fund lend their securities to approved brokers to earn additional income and receive cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At June 30, 1998, the value of the Global Fund's loaned securities was $1,182,000;
aggregate   collateral   consisted  of  $1,253,000  in  the  securities  lending
collateral pool. The value of the International Fund's loaned securities was $57,445,000; aggregate collateral consisted of $62,046,000 in the securities lending collateral pool.

       OTHER Purchases and sales of portfolio securities, other than short-term securities, for the six months ended June 30, 1998, were as follows:

================================================================================
                                                                        Emerging
                                           Global   International        Markets
                                        Bond Fund       Bond Fund      Bond Fund
U.S. government securities
       Purchases .................    $ 3,870,000    $       --      $   732,000
       Sales .....................      6,442,000            --             --
Other securities
       Purchases .................     17,275,000     325,201,000     76,699,000
       Sales .....................     17,931,000     357,425,000     38,325,000
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       At June 30, 1998, the aggregate costs of investments for the Global, International, and Emerging Markets Funds for federal income tax and financial reporting purposes were $39,249,000, $793,557,000, and $160,667,000, respectively. Net unrealized gain (loss) on investments was as follows:

================================================================================
                                                                       Emerging
                                         Global   International         Markets
                                      Bond Fund       Bond Fund       Bond Fund
Appreciated investments .........   $ 1,235,000    $ 23,936,000    $  1,065,000
Depreciated investments .........    (1,071,000)    (35,721,000)    (13,676,000)
Net unrealized gain (loss) ......   $   164,000    $(11,785,000)   $(12,611,000)
================================================================================

NOTE 4 - RELATED PARTY TRANSACTIONS

       Each fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

       The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $23,000, $453,000 and $95,000 were payable at June 30, 1998 by the Global, International and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the Global Fund, 0.35% of average daily net assets for the International Fund, and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1998, for the Global Fund and Emerging Markets Fund which would cause each fund's ratio of expenses to average net assets to exceed 1.00% and 1.25%, respectively. Thereafter through December 31, 2000, each fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 1.00% and 1.25%, respectively. Pursuant to the Global Fund's agreement, $88,000 of management fees were not accrued for the six months ended June 30, 1998; another $330,000 remains subject to reimbursement through December 21, 2000. Pursuant to the Emerging Markets Fund's agreement, $30,000 of management fees were not accrued for the six months ended June 30, 1998. In addition, $485,000 of unaccrued management fees and other expenses from prior years remains subject to reimbursement through December 31, 2000.

       In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. (TRPS) is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Global, International and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $101,000, $389,000 and $144,000, respectively, for the six months ended June 30, 1998, of which $20,000, $86,000, and $28,000, respectively, were payable at period-end.

       Additionally, each fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund and Spectrum International Fund held approximately 23.2% of the outstanding shares of the International Fund and 48.9% of the outstanding shares of the Emerging Markets Fund at June 30, 1998. For the six months then ended, the International Fund was allocated $198,000 of Spectrum expenses, $57,000 of which was payable at period-end; and the Emerging Markets Fund was allocated $65,000 of Spectrum expenses, none of which was payable at period-end.

       The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Global Fund, International Fund and the Emerging Markets Fund for the six months ended June 30, 1998, totaled $15,000, $293,000 and $148,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Foreign Bond Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C15-051  6/30/98